10060

                         ASSIGNMENT OF LEASES AND RENTS

      THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment"), dated as of July 15, 1994, is made by BLUE VALLEY BUILDING CORP., a Kansas corporation ("Borrower"), with an address at P.O. Box 26128, Overland Park, Kansas 66225, to and in favor of BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA, a Missouri corporation ("Lender"), with an address at c/o Charter American Mortgage Company, 2001 Shawnee Mission Parkway, Mission Hills, Kansas 66205.

                                    RECITALS

      (A) Lender has agreed to make a loan to Borrower in the amount of $2,500,000.00 (the "Loan"), which will be evidenced by that certain Promissory Note of even date herewith (the "Note") executed by Borrower in favor of Lender in the amount of the Loan and bearing interest and being payable as set forth therein.

      (B) The Loan will be secured, in part, by that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of the date of the Note (the "Mortgage") between Borrower and Lender, encumbering the Mortgaged Estate, including the Land described on Exhibit A, attached hereto and incorporated herein, and the other Loan Documents, which term includes this Assignment.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees as follows:

     1. Definitions. Capitalized terms used herein shall have the respective meanings given them in the Mortgage, unless otherwise defined herein. The term "including" shall mean "including, without limitation."

     2. Assignment. (a) To further secure the Secured Obligations, Borrower hereby assigns, transfers, conveys and sets over to Lender all of Borrower's estate, right, title and interest in, to and under all leases, whether existing on the date hereof or hereafter entered into (including any extensions, modifications or amendments thereto) relating to the Mortgaged Estate, including the leases, tenancies and other occupancy agreements described on Exhibit B, attached hereto and incorporated herein (the "Leases"), together with all rights, powers, privileges, options and other benefits of Borrower as the landlord under the Leases regarding the current tenants and any future tenants (the "Tenants", and each a "Tenant"), and also together with all guarantees of the Tenants' performance and payment under the Leases, and all the rents, charges, issues, royalties, revenues, profits, and income under the Leases or from the Mortgaged Estate (collectively, the "Rents"), including those now due, past due or to become due.

      (b) This Assignment is a present, absolute and unconditional assignment, and is not a contingent assignment. The rights of Lender in and to the Leases and Rents are not dependent upon the absence or occurrence of any event. Notwithstanding the foregoing, however, so long as no "Event of Default" (as defined herein) has occurred, Borrower shall have a revocable license to possess and control the Mortgaged Estate and collect and receive all Rents. Upon the occurrence of an Event of Default, such license shall automatically be deemed to be revoked by Lender.

     3.  Agreements of Borrower.  Borrower hereby agrees as follows:

     (a) Upon the occurrence of an Event of Default, Borrower irrevocably appoints Lender its true and lawful attorney-in-fact, at the option of Lender at any time and from time to time, to take possession and control of the Mortgaged Estate, pursuant to Borrower's rights as lessor under the Leases, and to demand, receive and enforce payment, to give receipts, releases and satisfaction and to sue, in the name of Borrower or Lender, for all Rents;

     (b) If any of the Leases provide for a security deposit paid by the Tenant thereunder to Borrower, this Assignment shall transfer to the Lender all of Borrower's right, title and interest in and to such security deposits; provided, however, that Borrower shall have the right to retain such security deposits so long as no Event of Default shall have occurred; and provided, further, that Lender shall have no obligation to any such Tenant with respect to such security deposits unless and until Lender comes into actual possession and accepts control of such security deposits by notice to such Tenant;

     (c) With respect to any Lease or Leases of 7,500 square feet or more (in the aggregate) to any single Tenant, Borrower shall not terminate any such Lease (except pursuant to the terms of such Lease upon a default by the Tenant thereunder), grant concessions or modify or amend any such Lease in any material manner, or consent to an assignment or subletting, without the prior written consent of Lender;

     (d) Borrower has not and shall not collect any Rent more than one (1) month in advance of the date on which it becomes due under the terms of each Lease, or discount any future accruing Rent, or waive any right of setoff against any Tenant under the Leases;

     (e) Except with the prior written consent of Lender, Borrower shall not permit a subordination of any Lease to any mortgage, deed of trust or other encumbrance, or any other lease, now or hereafter affecting the Mortgaged Estate or any part thereof, or permit the conversion of any Lease to a sublease;

     (f) Borrower shall faithfully perform and discharge all obligations of the landlord under the Leases, and shall give prompt written notice to Lender of any notice of Borrower's default received from a Tenant or any other person and shall furnish Lender with a complete copy of said notice;

     (g) Upon the request of Lender, Borrower shall promptly provide to Lender a true and correct copy of all existing Leases; and

     (h) Nothing herein shall be construed to constitute Lender as a "mortgagee in possession" in the absence of its taking of actual possession of the Mortgaged Estate pursuant to the powers granted herein, or to impose any liability or obligation on Lender under or with respect to the Leases or the Mortgaged Estate. Borrower shall indemnify and hold Lender harmless from and against any and all liabilities, losses and damages (including attorneys' fees) that Lender may incur under the Leases or by reason of this Assignment, and of and from any and all claims and demands whatsoever that may be asserted against Lender by reason of any alleged obligations to be performed or discharged by Lender under the Leases or this Assignment. Any Rent collected by Lender may be applied by Lender in its discretion in satisfaction of any such liability, loss, damage, claim, demand, costs, expense or fees. Borrower shall appear in and defend, at no cost to Lender, any action or proceeding arising under or in any manner connected with the Leases. If requested by Lender, Borrower shall enforce any Lease and all remedies available to Borrower against the Tenant in the case of default under such Lease by the Tenant thereunder.

     4. Event of Default. The following shall constitute an Event of Default hereunder: (i) the occurrence of an Event of Default under any Loan Document; or
(ii) if at any time any representation or warranty made by Borrower in this Assignment shall be or become materially incorrect; or (iii) the breach of any agreement by Borrower under this Assignment.

     5. Remedies of Lender. (a) Upon the occurrence of an Event of Default, Lender shall have the following rights and remedies, all of which are cumulative, in addition to all other rights and remedies provided under the Loan Documents, or any other agreement between Borrower and Lender, or otherwise available at law or in equity or by statute:

          (i) Lender may, at any time without notice, either in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender's security, enter upon and take possession and control of the Mortgaged Estate, or any part thereof, to perform all acts necessary and appropriate to operate and maintain the Mortgaged Estate including, but not limited to, execute, cancel or modify the Leases, make repairs to the Mortgaged Estate, execute or terminate contracts providing for the management or maintenance of the Mortgaged Estate, all on such terms as are deemed best to protect the security of this Assignment, in Lender's sole discretion, and in Lender's or Borrower's name, sue for or otherwise collect such Rents from the Mortgaged Estate as specified in this Assignment as the same become due and payable, including, but not limited to, Rents then due and unpaid; and

          (ii) Lender shall be deemed to be the creditor of each Tenant in respect of any assignments for the benefit of creditors and any bankruptcy, arrangement, reorganization, insolvency, dissolution, receivership or other debtor-relief proceedings affecting the Tenant (without obligation on the part of Lender, however, to file timely claims in such proceedings or otherwise pursue creditor's rights therein).

      (b) All Rents collected subsequent to the occurrence of any Event of Default shall be applied at the discretion of, and in such order as determined by, Lender to the costs, if any, of taking possession and control of and managing the Mortgaged Estate and collecting such amounts, including, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Mortgaged Estate, premiums on insurance policies, taxes, assessments and other charges on the Mortgaged Estate, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Mortgaged Estate and to the Secured Obligations. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Mortgaged Estate and shall be liable to account only for those Rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Estate by reason of anything done or left undone by Lender hereunder.

     (c) Lender shall have the right to notify all Tenants of an Event of Default and to direct the Tenants to thereafter pay all Rents to Lender, and Lender shall be entitled to receive the Rents without appointment of a receiver or other court action. All Tenants and guarantors of Leases are hereby authorized to rely upon and comply with any notice from Lender to begin paying the Rents to Lender, and all such Rents paid to Lender shall be in satisfaction of the Tenants' obligations under the Leases, and Borrower shall have no claim against any Tenant for any such Rents paid to Lender pursuant to such notice.

      (d) If the Rents are not sufficient to meet the costs, if any, of taking possession and control of and managing the Mortgaged Estate and collecting the same, any funds expended by Lender for such purposes shall become Secured Obligations.

      (e) Any entering upon and taking possession and control of the Mortgaged Estate by Lender or the receiver and any application of Rents as provided herein shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender.

      (f) Borrower hereby represents and agrees that it is and will be the sole owner of the entire landlord's interest (or Tenant's interest in the case of Leases with respect to which Borrower is the Tenant) in all Leases, subject only to the Permitted Encumbrances.

     6. Lease Provisions. All Leases executed after the date of this Assignment shall contain (i) a provision obligating the Tenant to enter into a subordination and attornment agreement with Lender in form and substance satisfactory to Lender, subordinating such Lease to the lien of the Mortgage and
(ii) a provision authorizing the Tenant to pay the Rents to Lender upon notice of an Event of Default under this Assignment.

     7. Release. The assignment contained herein and all rights herein assigned to Lender shall cease and terminate as to all Leases: (i) upon the satisfaction of all Secured Obligations; or (ii) upon the release of the Mortgaged Estate subject to such Lease from the lien of the Mortgage covering such Mortgaged Estate pursuant to the provisions of such Mortgage. It is expressly understood that no judgment or decree that may be entered on any Secured Obligation shall operate to abrogate or lessen the effect of this Assignment, but that the same shall continue in full force and effect as herein provided. The provisions of this Assignment shall also remain in full force and effect during the pendency of any proceedings for the foreclosure and/or sale of the Mortgaged Estate, or any part thereof, both before and after sale, until the issuance of a deed pursuant to a decree of foreclosure and/or sale, unless all Secured Obligations are fully satisfied. Lender may take or release other security for the Secured Obligations, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of Secured Obligations, without prejudice to any of its rights under this Assignment.

      8. No Waiver. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the powers and rights granted it hereunder shall prejudice or be deemed to be a waiver by Lender of its rights and remedies under the Loan Documents. A waiver by Lender of any of its rights hereunder or under the Leases or of a breach of any of the covenants and agreements contained herein to be performed by Borrower shall not be construed as a waiver of such rights in any succeeding instance or of any succeeding breach of the same or other covenants, agreements, restrictions or conditions.

      9. Further Assurances. Borrower hereby agrees that it shall, whenever and as often as it shall be requested to do so by Lender, execute, acknowledge and deliver, or cause to be executed, acknowledged, and delivered, any and all such further conveyances, approvals, consents, memoranda of the subject matter hereof, duplicate originals hereof, and any and all other documents and to do any and all other acts as may be necessary or appropriate to carry out the terms of this Assignment.

      10. Notices. All notices consents or communications permitted required under this Assignment shall be in writing and shall be deemed to have been properly given and received if sent by hand delivery, overnight courier or U.S. Express Mail , or certified mail, postage prepaid, as specified in the Mortgage.

      11. Governing Laws; Severability. This Assignment shall be governed by and construed under the laws of the state where the Land is located. In case any of the provisions of this Assignment shall at any time be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable for any reason, such illegality, invalidity or unenforceability shall not affect the remaining provisions of this Assignment, and this Assignment shall be construed and enforced as if all such illegal, invalid or unenforceable provisions had never been inserted herein.

      12. Assignment By Lender. Lender shall have the right to assign Borrower's right, title and interest under this Assignment in any of the Leases to any subsequent holder of the Note or any participating interest therein or to any person acquiring title to the Mortgaged Estate or any part thereof through foreclosure or otherwise. Any subsequent assignee shall have all the rights and powers herein provided to Lender.

     13. Successors. This Assignment shall inure to the benefit of and be binding upon Borrower and Lender, and their respective heirs, successors, legal representatives and assigns.

      IN WITNESS WHEREOF, Borrower has executed this Assignment as of the date first set for above.

                                          BLUE VALLEY BUILDING CORP.,
                                          a Kansas corporation

ATTEST:    [SEAL]                         By:   /s/ Robert D. Regnier
                                                Robert D. Regnier, President


By:   /s/ Patricia L. Day
      Secretary

Acknowledgement
Exhibit A:  Legal Description
Exhibit B:  Leases

STATE OF MISSOURI )
                  )  ss.
COUNTY OF JACKSON )

      NOW, on this 15th day of July, 1994, before me, a Notary Public, appeared Robert D. Regnier, to me personally known, who being by me duly sworn did say that he is the President of Blue Valley Building Corp., a Kansas corporation, and that said instrument was signed in his capacity as President of said corporation in behalf of said corporation and said Robert D. Regnier acknowledged said instrument to be the free act and deed of said corporation.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the county and state aforesaid, the day and year last above written.

                                          /s/ Kathryn L. Mills
                                          Notary Public

[SEAL]
My Commission Expires:

                                    EXHIBIT A

                                Legal Description

      Tract B, METCALF AT 119TH STREET DEVELOPMENT, a subdivision in the City of Overland Park, Johnson County, Kansas; and together with an appurtenant easement for access as defined by the Declaration of Cross Easement filed January 26, 1989 in Volume 2932 page 171, described as follows: A tract of land lying in the East 1/2 of the East 1/2 of the Northwest 1/4 of the Northeast 1/4 of Section 19, Township 13 South, Range 25 East, in the City of Overland Park, Johnson County, Kansas, and also being a part of WINDSOR SQUARE, a subdivision in the City of Overland Park, Johnson County,
      Kansas, more particularly described as follows: Commencing at the Northeast corner of said Northwest 1/4 of the Northeast 1/4; thence South 00 degrees 06' 10" West along the East line of said Northwest 1/4 of the Northeast 1/4 a distance of 60.00 feet to the Point of Beginning, said point being the Northeast corner of Lot 1, Block 1, WINDSOR SQUARE; thence continuing South 00 degrees 06' 10" West along the East line of said Northwest 1/4 of the Northeast 1/4 a distance of 455.01 feet; thence South 89 degrees 44' 08" West parallel with the North line of said Northwest 1/4 of the Northeast 1/4 a distance of 32.00 feet; thence North 00 degrees 06' 10" East parallel with the East line of said Northwest 1/4 of the Northeast 1/4 a distance of 174.91 feet; thence on a curve to the left having a radius of 15.00 feet (a chord bearing of North 45 degrees 04' 51" West, a length of 21.28 feet) a distance of 23.66 feet; thence South 89 degrees 44' 08" West parallel with the North line of said Northwest 1/4 of the Northeast 1/4 a distance of 284.00 feet; thence North 00 degrees 07' 42" East a distance of 30.00 feet; thence North 89 degrees 44' 08" East parallel with the North line of said Northwest 1/4 of the Northeast 1/4 a distance of 284.18 feet; thence on a curve to the left having a radius of
      15.00 feet (a chord bearing of North 44 degrees 55' 09" East, a length of 21.15 feet) a distance of 23.47 feet; thence North 00 degrees 06' 10" East parallel with the East line of said Northwest 1/4 of the Northeast 1/4 a distance of 148.35 feet; thence North 02 degrees 16' 17" West a distance of 48.28 feet; thence North 00 degrees 06' 10" East parallel with the East line of said Northwest 1/4 of the Northeast 1/4 a distance of 11.50 feet; thence on a curve to the left having a radius of 20.00 feet (a chord bearing of North 18 degrees 17' 11" West, a length of 12.62 feet) a distance of 12.84 feet; thence North 89 degrees 44' 08" East parallel with the North line of said Northwest 1/4 of the Northeast 1/4 a distance of
      37.98 feet to the point of beginning; and also together with the appurtenant easement for access defined as the Access Easement reserved by the document filed August 25, 1992 in Volume 3684 Page 46, described as follows: All that part of the Northeast 1/4 of the Northeast 1/4 of
      Section 19, Township 13, Range 25, in the City of Overland Park, Johnson County, Kansas, more particularly described as follows: Beginning at the Northwest corner of the Northeast 1/4 of the Northeast 1/4 of said Section 19; thence South 01 degrees 57' 41" East along the West line of the Northeast 1/4 of the Northeast 1/4 of said Section 19, a distance of 310 feet; thence North 88 degrees 02' 19" East, along a line perpendicular to the West line of the Northeast 1/4 of the Northeast 1/4 of said Section 19, a distance of 35 feet; thence North 01 degree 57' 41" West, along a line 35 feet East of and parallel to the West line of the Northeast 1/4 of the Northeast 1/4 of said Section 19, a distance of 310.22 feet, to a point on the North line thereof; thence South 87 degrees 40' 39" West, along the North line of the Northeast 1/4 of the Northeast 1/4 of said
      Section 19, a distance of 35 feet to the point of beginning, all subject to that part thereof dedicated for street purposes.

                                    EXHIBIT B

                                     Leases

      1. Building Lease dated February 17, 1993, by and between Blue Valley Building Corp., as Lessor, and Bank of Blue Valley, as Lessee.

      2. Office Building Lease dated September 23, 1992, by and between Blue Valley Building Corp., as Lessor, and Sunburst Realty Partners, Inc., as Lessee.

      3. Office Building Lease dated September 29, 1992, by and between Blue Valley Building Corp., as Lessor, and Positive Care Service, Inc., as Lessee.

      4. Office Building Lease dated November 1, 1993, by and between Blue Valley Building Corp., as Lessor, and Advance Mortgage Corporation, as Lessee.

      5. Office Building Lease dated May 1, 1994, by and between Blue Valley Building Corp., as Lessor, and City Cafe's, Inc., as Lessee.